SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                              September 27, 2000



                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
            (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                   1-4717                44-0663509
 (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                       Identification Number)


              114 WEST 11TH STREET, KANSAS CITY, MISSOURI 64105
                  (Address of Principal Executive Offices)


                               (816) 983-1303
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

On September 27, 2000, KCSI announced the completion of a previously announced $200 million debt securities offering. KCSI's press release is attached as
Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.        Document

      (99)               Additional Exhibits

      99.1 Press release issued by Kansas City Southern Industries, Inc., dated September 27, 2000 is attached hereto as Exhibit 99.1.





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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange act of 1934, KCSI has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kansas City Southern Industries, Inc.


Date: October 4, 2000        By:    /s/ Louis G. Van Horn
                                        Louis G. Van Horn
                                 Vice President & Comptroller
                                (Principal Accounting Officer)